Commitments and Contingencies	6 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13. Commitments and Contingencies

Lease commitment

The Company has three short-term office leases for operation with expiry dates of August 2026, October 2026, and February 2027, and the total future minimum lease payment was $35,636. Short-term lease expense for the six months ended March 31, 2026 and 2025 amounted to $58,254 and $24,473, respectively.

Capital commitment

As of March 31, 2026, the Company has $1,000,000 capital commitment for game development. An amount of $700,000 was paid in April 2026, and the remaining $300,000 was paid in May 2026.

Contingencies

To the best of the Company’s knowledge, there are no claims, lawsuits, investigations and proceedings, including unasserted claims against the Company that reasonably could have a material effect on the Company’s financial position, results, or cash flow.